                                                                     EXHIBIT 99A
                                                                     -----------


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


  The following unaudited pro forma condensed combined balance sheet as of June 30, 1999 and the unaudited pro forma condensed combined statements of income for the three and six months ended June 30, 1999 and 1998 give effect to the pending merger (the "merger") of BankBoston Corporation ("BankBoston") and Fleet Financial Group, Inc. ("Fleet"), accounted for as a pooling of interests. The merger, anticipated to be consummated late in the third or early in the fourth quarter of 1999, has been approved by the stockholders of both companies and is subject to regulatory approval.

  The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of BankBoston and Fleet under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements, and gives effect to the merger as if the merger had been consummated at the beginning of the earliest period presented. The unaudited pro forma condensed combined financial statements do not give effect to the anticipated cost savings in connection with the merger or the effects of any divestitures required by regulators.

  The unaudited pro forma condensed combined financial statements should be read in conjunction with the consolidated historical financial statements of BankBoston and Fleet, including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the merger been consummated during the periods or as of the dates for which the pro forma information is presented.

  Pro forma per share amounts for the combined BankBoston and Fleet entity are based on the exchange ratio of 1.1844 shares of Fleet common stock, par value $.01 per share, for each share of BankBoston common stock, par value $1.00 per share.

                            BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
                             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                              as of June 30, 1999

                                                                                            Pro Forma       Pro Forma
(Dollars in millions)                               BankBoston            Fleet            Adjustments       Combined
                                                    ----------            -----            -----------      ---------
ASSETS:
Cash, due from banks and interest-bearing
     deposits                                        $ 4,482             $  4,994            $    -          $  9,476
Federal funds sold and securities purchased
     under agreements to resell                        6,271                    7                 -             6,278
Securities                                            13,824               10,461                 -            24,285
Trading assets                                         4,422                  769                 -             5,191
Loans and leases                                      41,789               75,287                 -           117,076
Reserve for credit losses                               (792)              (1,723)                -            (2,515)
Due from brokers/dealers                                  79                2,444                 -             2,523
Mortgages held for resale                                  -                1,339                 -             1,339
Premises and equipment                                 1,295                1,234                 -             2,529
Mortgage servicing rights                                  -                2,630                 -             2,630
Intangible assets                                        779                3,389                 -             4,168
Other assets                                           5,415                6,117                 -            11,532
                                                     -------             --------            ------          --------

Total assets                                         $77,564             $106,948            $    -          $184,512
                                                     =======             ========            ======          ========


LIABILITIES and STOCKHOLDERS' EQUITY:
Deposits:
 Domestic:
   Noninterest-bearing                               $ 6,387             $ 17,069            $    -          $ 23,456
   Interest-bearing                                   28,147               46,006                 -            74,153
 Overseas:
   Noninterest-bearing                                 1,322                    -                 -             1,322
   Interest-bearing                                   13,180                3,269                 -            16,449
                                                     -------             --------            ------          --------
Total deposits                                        49,036               66,344                 -           115,380
                                                     -------             --------            ------          --------
Federal funds purchased and securities sold
     under agreements to repurchase                    7,257                3,507                 -            10,764
Other short-term borrowings                            5,454                3,379                 -             8,833
Due to brokers/dealers                                   200                3,775                 -             3,975
Long-term debt                                         5,594               16,436                 -            22,030
Accrued expenses and other liabilities                 4,949                3,767               650 (4b)        9,366
                                                     -------             --------            ------          --------
Total liabilities                                     72,490               97,208               650           170,348
                                                     -------             --------            ------          --------
Stockholders' equity:
Preferred stock                                            -                  691                 -               691
Common stock                                             307                    6              (304)(4a)            9
Common surplus                                         1,101                3,346              (145)(4a)        4,302
Retained earnings                                      4,143                5,887              (650)(4b)        9,380
Accumulated other comprehensive loss                    (102)                (116)                -              (218)
Treasury stock, at cost                                 (375)                 (74)              449 (4a)            -
                                                     -------             --------            ------          --------
Total stockholders' equity                             5,074                9,740              (650)           14,164
                                                     -------             --------            ------          --------

Total liabilities and stockholders' equity           $77,564             $106,948            $    -          $184,512
                                                     =======             ========            ======          ========

                      See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

                                      BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
                                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                             For the Three Months Ended June 30, 1999
                                                                                              Pro Forma       Pro Forma
(Dollars in millions, except per share amounts)       BankBoston            Fleet            Adjustments       Combined
                                                      ----------            -----            -----------      ---------
Interest income:
  Interest and fees on loans                           $  1,027            $  1,557           $     -         $  2,584
  Interest on securities and trading assets                 264                 177                 -              441
  Other                                                     157                  49                 -              206
                                                      ---------            --------           -------         --------
    Total interest income                                 1,448               1,783                 -            3,231
                                                      ---------            --------           -------         --------
Interest expense:
  Deposits                                                  459                 404                 -              863
  Short-term borrowings                                     221                  72                 -              293
  Long-term debt                                             90                 236                 -              326
  Other                                                       -                  48                 -               48
                                                      ---------            --------           -------         --------
    Total interest expense                                  770                 760                 -            1,530
                                                      ---------            --------           -------         --------
Net interest income                                         678               1,023                 -            1,701
                                                      ---------            --------           -------         --------
Provision for credit losses                                  95                 146                 -              241
                                                      ---------            --------           -------         --------
Net interest income after provision for
  credit losses                                             583                 877                 -            1,460
                                                      ---------            --------           -------         --------
Noninterest income:
  Investment services revenue                               156                 264                 -              420
  Banking fees and commissions                              176                 194                 -              370
  Credit card revenue                                        23                 164                 -              187
  Venture capital revenue                                    26                  45                 -               71
  Gain on sale of business                                   50                   -                 -               50
  Other                                                     281                 369                 -              650
                                                      ---------            --------           -------         --------
    Total noninterest income                                712               1,036                 -            1,748
                                                      ---------            --------           -------         --------
Noninterest expense:
  Employee compensation and benefits                        547                 579                 -            1,126
  Occupancy and equipment                                   113                 156                 -              269
  Intangible asset amortization                              14                  71                 -               85
  Other                                                     225                 372                 -              597
                                                      ---------            --------           -------         --------
    Total noninterest expense                               899               1,178                 -            2,077
                                                      ---------            --------           -------         --------
Income before income taxes                                  396                 735                 -            1,131
Applicable income taxes                                     146                 285                 -              431
                                                      ---------            --------           -------         --------
Net income                                            $     250            $    450           $     -         $    700
                                                      =========            ========           =======         ========
Net income applicable to common shares                $     250            $    435           $     -         $    685
                                                      =========            ========           =======         ========
Weighted average common shares outstanding
  (in thousands):
    Basic                                               296,832             569,532                 -          921,100 (4c)
    Diluted                                             301,662             589,634                 -          946,922 (4c)

Per Common Share:
    Basic                                             $     .84            $    .76           $     -         $    .74 (4c)
    Diluted                                                 .83                 .74                 -              .72 (4c)

                           See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

                                      BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
                                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                              For the Six Months Ended June 30, 1999

                                                                                                  Pro Forma        Pro Forma
(Dollars in millions, except per share amounts)      BankBoston               Fleet              Adjustments        Combined
                                                     ----------               -----              -----------        --------
       Interest income:
         Interest and fees on loans                   $  2,061               $  3,116              $      -         $  5,177
         Interest on securities and
           trading assets                                  493                    350                     -              843
         Other                                             265                     95                     -              360
                                                      --------               --------              --------         --------
           Total interest income                         2,819                  3,561                     -            6,380
                                                      --------               --------              --------         --------
       Interest expense:
         Deposits                                          932                    827                     -            1,759
         Short-term borrowings                             401                    152                     -              553
         Long-term debt                                    173                    437                     -              610
         Other                                               -                     88                     -               88
                                                      --------               --------              --------         --------
           Total interest expense                        1,506                  1,504                     -            3,010
                                                      --------               --------              --------         --------
       Net interest income                               1,313                  2,057                     -            3,370
                                                      --------               --------              --------         --------
       Provision for credit losses                         165                    295                     -              460
                                                      --------               --------              --------         --------
       Net interest income after provision
         for credit losses                               1,148                  1,762                     -            2,910
                                                      --------               --------              --------         --------
       Noninterest income:
         Investment services revenue                       290                    511                     -              801
         Banking fees and commissions                      329                    387                     -              716
         Credit card revenue                                44                    305                     -              349
         Venture capital revenue                            59                     86                     -              145
         Gain on sale of business                           50                      -                     -               50
         Other                                             535                    706                     -            1,241
                                                      --------               --------              --------         --------
           Total noninterest income                      1,307                  1,995                     -            3,302
                                                      --------               --------              --------         --------
       Noninterest expense:
         Employee compensation and benefits              1,021                  1,121                     -            2,142
         Occupancy and equipment                           221                    316                     -              537
         Intangible asset amortization                      29                    142                     -              171
         Other                                             434                    724                     -            1,158
                                                      --------               --------              --------         --------
           Total noninterest expense                     1,705                  2,303                     -            4,008
                                                      --------               --------              --------         --------
       Income before income taxes                          750                  1,454                     -            2,204
       Applicable income taxes                             277                    566                     -              843
                                                      --------               --------              --------         --------
       Net income                                     $    473               $    888              $      -         $  1,361
                                                      ========               ========              ========         ========
       Net income applicable to common shares         $    473               $    857              $      -         $  1,330
                                                      ========               ========              ========         ========
       Weighted average common shares outstanding
         (in thousands):
           Basic                                       296,386                569,042                     -          920,082 (4c)
           Diluted                                     300,095                589,291                     -          944,724 (4c)

       Per Common Share:
           Basic                                      $   1.60               $   1.51              $      -         $   1.45 (4c)
           Diluted                                        1.58                   1.45                     -             1.41 (4c)

                           See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements


                                      BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
                                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                             For the Three Months Ended June 30, 1998

  (Dollars in millions, except                                                                 Pro Forma             Pro Forma
      per share amounts)                            BankBoston              Fleet             Adjustments             Combined
                                                    ----------              -----             -----------             --------
      Interest income:
        Interest and fees on loans                  $   1,032            $   1,481              $      -             $   2,513
        Interest on securities and trading assets         238                  179                     -                   417
        Other                                             120                   56                     -                   176
                                                    ---------            ---------              --------             ---------
           Total interest income                        1,390                1,716                     -                 3,106
                                                    ---------            ---------              --------             ---------
      Interest expense:
        Deposits                                          464                  474                     -                   938
        Short-term borrowings                             210                  107                     -                   317
        Long-term debt                                     76                  104                     -                   180
        Other                                               -                   59                     -                    59
                                                    ---------            ---------              --------             ---------
           Total interest expense                         750                  744                     -                 1,494
                                                    ---------            ---------              --------             ---------
      Net interest income                                 640                  972                     -                 1,612
                                                    ---------            ---------              --------             ---------
      Provision for credit losses                          60                  118                     -                   178
                                                    ---------            ---------              --------             ---------
      Net interest income after provision
        for credit losses                                 580                  854                     -                 1,434
                                                    ---------            ---------              --------             ---------
      Noninterest income:
        Banking fees and commissions                      143                  182                     -                   325
        Investment services revenue                        85                  220                     -                   305
        Venture capital revenue                            84                   39                     -                   123
        Credit card revenue                                12                   98                     -                   110
        Securities gains                                   11                    -                     -                    11
        Other                                             122                  270                     -                   392
                                                    ---------            ---------              --------             ---------
           Total noninterest income                       457                  809                     -                 1,266
                                                    ---------            ---------              --------             ---------
      Noninterest expense:
        Employee compensation and benefits                368                  482                     -                   850
        Occupancy and equipment                            96                  149                     -                   245
        Intangible asset amortization                      11                   59                     -                    70
        Other                                             172                  327                     -                   499
                                                    ---------            ---------              --------             ---------
           Total noninterest expense                      647                1,017                     -                 1,664
                                                    ---------            ---------              --------             ---------
      Income before income taxes                          390                  646                     -                 1,036
      Applicable income taxes                             148                  253                     -                   401
                                                    ---------            ---------              --------             ---------
      Net income                                    $     242            $     393              $      -             $     635
                                                    =========            =========              ========             =========
      Net income applicable to common shares        $     238            $     380              $      -             $     618
                                                    =========            =========              ========             =========

      Weighted average common shares outstanding
        (in thousands):
           Basic                                      293,769              568,194                     -               916,134 (4c)
           Diluted                                    298,275              588,760                     -               942,037 (4c)

      Per Common Share:
           Basic                                    $    .81             $    .67               $      -              $    .67 (4c)
           Diluted                                       .80                  .65                      -                   .66 (4c)

                           See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

                                      BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
                                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                              For the Six Months Ended June 30, 1998
                                                                                                   Pro Forma         Pro Forma
(Dollars in millions, except per share amounts)     BankBoston              Fleet                Adjustments          Combined
                                                    ----------              -----                -----------         ---------
Interest income:
  Interest and fees on loans                         $  2,043              $  2,858                $    -             $  4,901
  Interest on securities and trading assets               446                   342                     -                  788
  Other                                                   239                   110                     -                  349
                                                     --------              --------                ------             --------
    Total interest income                               2,728                 3,310                     -                6,038
                                                     --------              --------                ------             --------
Interest expense:
  Deposits                                                926                   911                     -                1,837
  Short-term borrowings                                   417                   191                     -                  608
  Long-term debt                                          142                   193                     -                  335
  Other                                                     -                   114                     -                  114
                                                     --------              --------                ------             --------
    Total interest expense                              1,485                 1,409                     -                2,894
                                                     --------              --------                ------             --------
Net interest income                                     1,243                 1,901                     -                3,144
                                                     --------              --------                ------             --------
Provision for credit losses                               200                   210                     -                  410
                                                     --------              --------                ------             --------
Net interest income after provision for
  credit losses                                         1,043                 1,691                     -                2,734
                                                     --------              --------                ------             --------
Noninterest income:
  Banking fees and commissions                            272                   358                     -                  630
  Investment services revenue                             167                   421                     -                  588
  Venture capital revenue                                 136                    69                     -                  205
  Credit card revenue                                      22                   154                     -                  176
  Securities gains                                         36                    51                     -                   87
  Gain on sale of business                                165                     -                     -                  165
  Other                                                   248                   451                     -                  699
                                                     --------              --------                ------             --------
    Total noninterest income                            1,046                 1,504                     -                2,550
                                                     --------              --------                ------             --------
Noninterest expense:
  Employee compensation and benefits                      722                   926                     -                1,648
  Occupancy and equipment                                 190                   303                     -                  493
  Intangible asset amortization                            21                   110                     -                  131
  Other                                                   375                   675                     -                1,050
                                                     --------              --------                ------             --------
    Total noninterest income                            1,308                 2,014                     -                3,322
                                                     --------              --------                ------             --------
Income before income taxes                                781                 1,181                     -                1,962
Applicable income taxes                                   301                   465                     -                  766
                                                     --------              --------                ------             --------
Net income                                           $    480              $    716                $    -             $  1,196
                                                     ========              ========                ======             ========
Net income applicable to common shares               $    471              $    691                $    -             $  1,162
                                                     ========              ========                ======             ========

Weighted average common shares outstanding
  (in thousands):
    Basic                                             293,159               567,987                     -              915,205 (4c)
    Diluted                                           297,579               587,999                     -              940,452 (4c)
Per Common Share:
    Basic                                            $   1.61              $   1.22                $    -             $   1.27 (4c)
    Diluted                                              1.58                  1.18                     -                 1.24 (4c)

                           See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements


                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS


Note 1.  Basis of Presentation

  The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. It is anticipated that the merger will be consummated late in the third or early in the fourth quarter of 1999.

  Under generally accepted accounting principles, the transaction will be accounted for as a pooling of interests and, as such, the assets and liabilities of Fleet will be combined with those of BankBoston at book value. In addition, the statements of income of Fleet will be combined with the statements of income of BankBoston as of the earliest period presented. The unaudited pro forma condensed combined statements of income give effect to the merger as if the merger occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet assumes the merger was consummated on June 30, 1999. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income to conform presentations.

  BankBoston and Fleet anticipate that, in order to obtain regulatory approval for the merger, the companies will be required to divest approximately $13 billion of deposits, primarily in the Massachusetts and New Hampshire, Connecticut and Rhode Island markets. No adjustment has been included, however, in the unaudited pro forma condensed combined financial statements for the anticipated divestitures. The reduction in net income related to such divestitures is estimated to be $160 million post-tax.

Note 2.  Accounting Policies and Financial Statement Classifications

  The accounting policies of both companies are in the process of being reviewed for consistency. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined but are not expected to be significant. Transactions between BankBoston and Fleet that are not material in relation to the pro forma financial information have not been eliminated from the pro forma combined amounts.

Note 3.  Merger- and Restructuring-Related Charges

  A liability of $1 billion (pre-tax) has been recorded in the unaudited pro forma condensed combined balance sheet to reflect BankBoston's and Fleet's best estimate of merger- and restructuring-related charges in connection with the merger. This liability resulted in a $650 million post-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet. The following table provides detail of the estimated charges by type, post-tax:

                                                    Estimated Costs
                                                       (Post-Tax)
     Type of Cost                                (Dollars in millions)
 -------------------------------------------------------------------------------
     Personnel                                          $300
     Technology and operations                           150
     Facilities                                           75
     Branches                                             25
     Transaction costs and other                         100
--------------------------------------------------------------------------------
     Total                                              $650
--------------------------------------------------------------------------------

                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS
                                  (continued)

  Personnel-related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Technology and operations costs include accelerated depreciation in excess of normal scheduled depreciation and certain liabilities that will be incurred as a result of the elimination of duplicate systems. Facilities charges consist of lease termination costs and other facilities-related exit costs, as well as accelerated depreciation in excess of normal depreciation, resulting from consolidation of duplicate headquarters and operation facilities. Branch-related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999. However, since the proposed charge is nonrecurring, it has not been reflected in the unaudited pro forma condensed combined statements of income. In addition, it is estimated that $60 million (post-tax) in other expenses related to the merger will be recognized in future periods as they are incurred. These charges have not been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999.

Note 4.  Pro Forma Adjustments

  (a) Pro forma adjustments to common stock, treasury stock and common surplus at June 30, 1999, reflect the merger accounted for as a pooling of interests, through: (1) the exchange of 351.8 million shares of Fleet common stock (using the exchange ratio of 1.1844) for the 297.0 million outstanding shares of BankBoston common stock at June 30, 1999, (2) the reclassification adjustment to common stock to reflect the $.01 par value of Fleet common stock, and (3) an adjustment for $449 million to reflect the retirement of BankBoston treasury stock and the reissuance of Fleet treasury stock.

  (b) Pro forma adjustments to accrued expenses and other liabilities and retained earnings reflect the $1 billion merger- and restructuring-related charge and a $350 million reduction in the deferred tax liability for the anticipated tax benefit of such charge. For additional information on the merger- and restructuring-related charges see Note 3.

  (c) The pro forma combined weighted average common shares outstanding for the three and six months ended June 30, 1999 and 1998 reflect the converted BankBoston weighted average common shares outstanding plus Fleet weighted average common shares outstanding. Each share of BankBoston common stock was converted into 1.1844 shares of Fleet common stock.